Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
19.	COMMITMENTS AND CONTINGENCIES

On November 6, 2023, Ethereal Singapore was named as a defendant in a lawsuit filed in the United States Bankruptcy Court for the District of Delaware. The lawsuit relates to an alleged agreement to sell at a discount of Ethereal Singapore’s creditor claim against FTX’s bankruptcy estate. The plaintiff seeks specific performance by Ethereal Singapore to complete the transfer of the subject claim to the plaintiff or, alternatively, damages in an amount equal to the difference between the alleged purchase prices of the subject claim and the ultimate amounts distributed by the FTX bankruptcy estate on the account of that claim. As discussed in Note 6, as a result of the FTX bankruptcy proceeding, we recorded 100% impairment loss for the claim of US$9.8 million in 2022 (measured using the carrying value of Bitcoin as of December 31, 2022) on assets, including the underlying assets of this lawsuit’s subject claim, held at FTX. On March 1, 2024, the Bankruptcy Court for the District Delaware approved the parties’ stipulation to transfer the case to the Southern District of New York. While the Company intends to defend such lawsuit vigorously, the Company cannot accurately predict the outcome of such ongoing litigation, or estimate the magnitude of such outcome, due to its early stage.